SCHEDULE 14A
                                (Rule 14a - 101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

|x|   Filed by the Registrant
| |   Filed by a Party other than the Registrant

Check the appropriate box:
| |   Preliminary Proxy Statement        | | Confidential for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|x|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|    | $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

| | $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

| |  Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                               1627 K Street, N.W.
                             Washington, D.C. 20006
                             ----------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 17, 1997
                           ---------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc., a Delaware corporation (the "Company"), will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. on Tuesday, June 17, 1997 at 3:00 p.m., local time, for the purpose of considering and acting upon the following:

     (1) To elect ten directors to hold office until the next Annual Meeting of Stockholders of the Company, or until their successors are elected and qualified;

     (2) To ratify the selection of Arthur Andersen LLP as independent certified public accountants for the Company for 1997;

     (3)  To approve the 1996 Employee Incentive Stock Option Plan;

     (4)  To approve the 1996 Directors Stock Option Plan; and

     (5) To transact such other business as properly may come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 18, 1997, will be entitled to notice of and to vote at the meeting or any adjournments thereof. Accompanying this notice is a proxy statement and proxy card. Whether or not you plan to attend the meeting, please indicate your choice on the matters to be voted upon, date and sign the enclosed Proxy and return it to our transfer agent, American Stock Transfer & Trust Company, in the enclosed postage- paid return envelope. You may revoke your Proxy at any time prior to its exercise by written notice to the Company, by executing a Proxy bearing a later date, or by attending the meeting and voting in person.

     You are cordially invited to attend the meeting in person.

                       By Order of the Board of Directors



                                        /s/ Joyce R. Hertz
                                        ------------------
                                        Joyce R. Hertz
                                        Secretary
April 30, 1997

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                               1627 K Street, N.W.
                             Washington, D.C. 20006


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 17, 1997

     The enclosed Proxy is being solicited by and on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 17, 1997 at 3:00 p.m., local time, at the principal executive offices of The Adams National Bank, a national banking association and a wholly-owned subsidiary of the Company (the "Bank"), located at 1627 K Street, N.W., Washington, D.C., or at any adjournment thereof.

     Stockholders of record at the close of business on April 18, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the meeting. On the Record Date, the Company had 1,651,226 shares of common stock, par value $0.01 per share (the "Shares"), outstanding and entitled to vote at the meeting. Each Share is entitled to one vote. A majority of the Shares outstanding on the Record Date represented in person or by Proxy will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. A majority of the votes cast by stockholders in person or by proxy at the meeting will be necessary for approval of the proposals described herein.

     In accordance with the laws of the State of Delaware and the Company's Charter and By-Laws, for election of Directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR all Nominees," "WITHHOLD AUTHORITY to vote all Nominees," or specifying that votes be withheld from one or more designated Nominees are counted to determine the total number of votes cast, and broker non-votes are not counted. Therefore, abstentions and broker non-votes have no effect on the outcome of the election. For the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR," "AGAINST," or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted. Thus abstentions have the same effect as a vote against a proposal but broker non-votes have no effect on the outcome of the proposal.

     IT IS ANTICIPATED THAT THE DIRECTORS AND OFFICERS WILL VOTE THEIR SHARES OF COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED HEREIN, FOR THE APPROVAL OF THE 1996 EMPLOYEE INCENTIVE STOCK OPTION PLAN AND THE 1996 DIRECTORS STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS LISTED HEREIN.

     The cost of  solicitation  of  Proxies  will be borne by the  Company.  The
Company may solicit Proxies in person or by telephone, in addition to solicitation by mail. All such further solicitation will be made by directors, officers or regular employees of the Company or of the Bank, who will not be additionally compensated. Arrangements will be made by the Company for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians and their principals.

     It is anticipated that the Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about April 30, 1997. Shares represented by Proxies that are properly executed and received in time for the meeting will be voted in accordance with the stockholders' specifications. In the absence of specific instructions to the contrary, Proxies received in response to this solicitation will be voted (1) FOR the election of the nominees for directors listed herein; (2) FOR ratification of the selection of Arthur Andersen LLP as independent certified public accountants for the Company for 1997; (3) FOR approval of the 1996 Employee Incentive Stock Option Plan; and (4) FOR approval of the 1996 Directors Stock Option Plan. Should any other matters properly come before the Annual Meeting, the persons named as Proxies will, unless otherwise specified in the Proxy, vote upon such matters according to their discretion. A Proxy may be revoked at any time prior to its exercise by written notice to the Company, by executing a Proxy bearing a later date, or by attending the meeting and voting in person.


                              ELECTION OF DIRECTORS

     At the meeting, ten directors (constituting the entire Board of Directors) of the Company are to be elected to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. All of the nominees are now directors of the Company. It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the meeting, Proxies that do not withhold authority to vote for directors will be voted for another nominee, or nominees, selected by the Board of Directors. The Board of Directors of the Company recommends that stockholders vote FOR the election of all nominees.

Nominees for Director

     The nominees are as follows:

Name                      Age     Position with the Company      Director Since
----                      ---     -------------------------      --------------
Barbara Davis Blum         57     Chairwoman of the Board,           1986
                                  President and Chief Executive
                                  Officer

Shireen L. Dodson          45     Director                           1993

Susan Hager                52     Director                           1992

Jeanne D. Hubbard          48     Director                           1995

Clarence L. James, Jr.     63     Director                           1993

Steve Protulis             55     Director                           1996

Marshall T. Reynolds       59     Director                           1995

Robert L. Shell, Jr.       53     Director                           1995

Dana B. Stebbins           50     Director                           1993

Susan J. Williams          56     Director                           1995

     Barbara Davis Blum has served as Chairwoman of the Board of the Company and the Bank since March 1986, President and Chief Executive Officer of the Company since 1985 and President and Chief Executive Officer of the Bank since 1983. She is also a director of the Washington Area Water and Sewer Authority. She serves as Chairwoman of the Economic Development Finance Corporation, a quasi-public economic development corporation for the benefit of District of Columbia businesses; Chairwoman, Center for Policy Alternatives, a national nonprofit organization; and a Director of Kaiser Permanente Health Care of the Mid-Atlantic States. She is a director of the Greater Washington Board of Trade; a Trustee of the Federal City Council; a member of the National Advisory Council of the U.S. Small Business Administration; Senior Advisor, Commercial Real Estate Women; and a Director of the Institute of American Indian Art, a Presidential appointment requiring Senate confirmation. She was a founder of Leadership Washington in 1985 and served as its Chairwoman in 1987. She also served as 1995 and 1996 Greater Washington Area, United

States Savings Bonds Chairwoman. From 1981 to 1983, she served as President of Direction International, an environmental consulting firm, and from 1977 to 1981 she served as the Deputy Administrator of the U.S. Environmental Protection Agency.

     Shireen L. Dodson has served as the Assistant Director of Administration and Planning for the Center for African American History and Culture (formerly called the National African American Museum Project) of the Smithsonian Institution since 1993. From 1985 to 1992, she served as Comptroller of the Smithsonian Institution. She also served as a Commissioner of the District of Columbia Minority Business Opportunity Commission from 1989 to 1992. She has been President of the Coalition of 100 Black Women of D.C., Inc. and currently serves on the Advisory Committee of that organization. She is also a member of the Women's Advisory Board, Girl Scout Council of the National Capital. She is Treasurer of the Washington D.C. Chamber of Commerce and has been a Director of the Company since 1993 and a Director of the Bank since February 1992.

     Susan Hager has been the President of Hager Sharp, Inc., an issues oriented communications firm, since 1973. She is also a Director of the Greater
Washington Board of Trade, Chairwoman of the Board of the Lab School of Washington, a member of the National Advisory Council of the U.S. Small Business Administration and a Trustee of the Federal City Council. She served as President of National Small Business United, a national small business trade association, and Chairwoman of the U.S. Department of the Treasury's Small Business Advisory Council. She was a founder of the National Association of Women Business Owners (NAWBO). She has been a Director of the Company and the Bank since June 1992.

     Jeanne D. Hubbard has been Executive Vice President and Senior Lending Officer of First Sentry Bank, Huntington, West Virginia since 1996. She served as a consultant to First Guaranty Bank, Hammond, Louisiana since 1993 and previously served as an executive officer of First Guaranty Bank during 1996. From 1980 to 1993, Ms. Hubbard held a variety of officer positions, including Vice President and Senior Commercial Lender and Chairwoman of the Loan Committee and Asset/Liability Committee, with First Bank of Ceredo, Ceredo, West Virginia. She served as President of the C-K Rotary Club and Chairwoman of the Citizens Advisory Committee of the United Way in Huntington, West Virginia. She has been a Director of the Company and the Bank since October 1995.

     Clarence L. James, Jr. has served as Executive Director since 1996 and an ex-officio member of the Board since 1994 of Executive Leadership Council, an association of the top national African American business leaders. From 1995 to 1996, he was a partner with the law firm of Manatt, Phelps & Phillips, LLP. From 1983 to 1995, he served as President and Chief Operating Officer of The Keefe Company, a government relations and public affairs firm. From 1981 to 1983, he was Vice President of Domestic Affairs and General Counsel of The Keefe Company. Since 1990, he has also served as Chairman of the Board of Douglas James Securities, Incorporated, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. From 1977 to 1981, he served as Commissioner and Chairman of the Copyright Royalty Tribunal, a Presidential appointment. From 1971 to 1977, he was Managing Partner of James, Moore, Douglas & Co., LPA, a corporate, tax and land development law practice. He has been a Director of the Company and the Bank since February 1993.

     Steve Protulis is the Executive Director of the National Council of Senior Citizens ("NCSC"), a position he has held since August 1995. From 1988 to 1995, he coordinated senior efforts for the AFL-CIO COPE Department, and was the national coordinator for various related support groups. Mr. Protulis has two decades of experience working with the United Auto Workers and various legislative efforts. He has been an executive board member of NCSC since 1984, a member of the board of the Congressional Hispanic Caucus Institute since 1991, and an executive board member of the National Council on Aging since 1994. He has been a director of the Company since October 1996 and a Director of the Bank since September 1995.

     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. He became Chairman of the Board of Premier Financial Bancorp, Georgetown, Kentucky in the first quarter of

1996 and Chairman of the Board of First Guaranty Bank, Hammond, Louisiana during the second quarter. He became Chairman of the Board of Broughton Dairy during the fourth quarter of 1996. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). He has served as Chairman of United Way of the River Cities, Inc. and Boys and Girls Clubs of Huntington. He has been a Director of the Company and the Bank since November 1995.

     Robert L. Shell, Jr., is the Chairman and Chief Executive Officer of Guyan International, a privately held holding company for manufacturing and service companies, a position he has held since 1985. Mr. Shell is also the Chairman of Carolina Hose and Hydraulics, Standard Leasing Co. and Permco Hydraulik AG. He has been a director of First Guaranty Bank, Hammond, Louisiana since 1993 and a director of First State Bank of Sarasota since February 1994. He is a member of the Huntington Boys and Girls Club, the Cabell Huntington Hospital Foundation and the West Virginia Foundation for Independent Colleges. He was formerly the Chairman of the Marshall Artists Series. He has been a Director of the Company and the Bank since October 1995.

     Dana B. Stebbins is a partner in Wilkes, Artis, Hedrick & Lane, a law firm located in Washington, D.C., where she has practiced since 1989. From 1983 to 1989, she was Special Counsel for Klimek, Kolodney & Casale, P.C. From 1981 to 1983, she was Special Counsel for the U.S. House of Representatives Committee on Small Business. From 1980 to 1982, she was Special Assistant to the Associate Administrator of the U.S. Small Business Administration. From 1978 to 1980, she was the Special Assistant and White House Liaison to the Chairman of the Commodity Futures Trading Commission. From 1977 to 1978, she was Advisor to the White House Office of Domestic and Urban Policy. She is the immediate Past President of the Washington, D.C. Chamber of Commerce, a Trustee of the Federal City Council and is on the Board of the Greater Washington Boys and Girls Clubs, as well as the Lab School of Washington. She has been a Director of the Company and the Bank since March 1993.

     Susan J. Williams is the President of Bracy Williams & Company, a government and public affairs consulting firm, a position she has held since 1982. In 1986, she was a representative on the Southern Growth Policies Board for the State of Virginia. From 1979 to 1981, Ms. Williams served as Assistant Secretary for Governmental Affairs of the U.S. Department of Transportation and from 1977 to 1979 she was Deputy Assistant Secretary for Governmental and Public Affairs for that agency. She is the Chairwoman of the Greater Washington Board of Trade, having previously served as Secretary. She is also a Director of the Henry L. Stimson Center and the American Institute for Public Service. She has been a Director of the Company since October 1995 and a Director of the Bank since September 1994.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company's directors, executive officers and beneficial owners of greater than 10% of the Company's Common Stock made all required filings during the fiscal year ended December 31, 1996, with the exception of Barbara Davis Blum, Shireen Dodson, Susan Hager, Jeanne Hubbard, Clarence L. James, Jr., Steve Protulis, Marshall T. Reynolds, Robert Shell, Jr., Dana Stebbins and Susan Williams who each filed one late report on Form 4 relating to one transaction involving the grant of stock options under the Directors Stock Option Plan.

Board Meetings and Committees

     During 1996, the Board of Directors of the Company met 10 times. Each incumbent member of the Board of the Company who is a nominee for reelection attended more than 75% of the combined Board of Directors and Board Committee meetings, except for Dana Stebbins who attended 70% of the combined meetings. The Personnel Committee which consisted of Susan Hager, Shireen Dodson, Steve Protulis, Barbara Davis Blum and Clarence L. James, Jr. (through February 1996) met three times during 1996 with all members in attendance, except for Barbara Davis Blum and Steve Protulis, who each missed one meeting. The Personnel Committee recommends nominations to the Board of Directors of the Company and the Bank,
recommends nominations to the Board Committees and reviews personnel and compensation issues. The Personnel Committee does not consider nominations to the Board of Directors of the Company and Bank recommended by stockholders. The Audit/Compliance Committee which consisted of Barbara Davis Blum, Shireen Dodson and Clarence L. James, Jr. met five times during 1996 with all members in attendance, except for Barbara Davis Blum who missed one meeting. The Audit/Compliance Committee monitors the safety and soundness of the Bank's assets and the protection of depositors by overseeing the Bank's internal accounting controls, reviewing internal and independent audit reports and regulatory examinations and ensuring adequate management follow-up. The Executive Loan Committee which consisted of Barbara Davis Blum, Shireen Dodson and Clarence L. James, Jr. met two times during 1996 with all members in attendance, except for Clarence L. James, Jr. who missed one meeting. The Executive Loan Committee reviews and approves loans to be made by the Company.

Directors' Compensation

     During 1996, each director of the Company received $250 for each meeting of the Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director. In addition, each director is eligible to participate in the nonqualified 1996 Directors Stock Option Plan based upon their total months of 1996 Board service. During 1996, each director was granted options to purchase 792 shares of the Company's Common Stock at an exercise price of 85% of the fair market value on the date of grant, or $9.13. See EXECUTIVE COMPENSATION, 1996 Directors Stock Option Plan.

Executive Officers

     The Company's executive officers are as follows:
                                                                    Executive
Name                  Age    Position with the Company            Officer Since
----                  ---    -------------------------            -------------
Barbara Davis Blum     57    Chairwoman of the Board, President       1986
                             and Chief Executive Officer

Kimberly J. Levine     40    Senior Vice President, Treasurer         1988
                             and Chief Financial Officer

Kathleen Walsh Carr    50    Senior Vice President, Lending*          1997

* This position is held with the Bank.

     Information regarding Ms. Blum appears on page 2 of this Proxy Statement.

     Kimberly J. Levine, CPA, has been Senior Vice President and Treasurer of the Company and the Bank since 1988. From 1984 to 1987, she was Vice President and Controller of First American Bank, N.A. From 1979 to 1984, she was Assistant Vice President of Suburban Bank in various accounting and reporting positions. From 1977 to 1979, she was a Senior Accountant with Arthur Andersen & Co. She formerly served as a member of the Corporate Reporting Task Force, a combination public and private sector task force designed to address District of Columbia government tax issues and has been an instructor for the American Institute of Banking. Ms. Levine holds a Bachelor of Economics from the Wharton School of Business of the University of Pennsylvania.

     Kathleen Walsh Carr has been Senior Vice President and Chief Lender of the Bank since February 1997. From 1986 to 1997, she was Senior Vice President of Commercial Lending and subsequently Private Banking and from 1980 to 1986, she was Vice President of Commercial Lending with NationsBank. From 1972 to 1979, she held various management positions with National Bank of Washington. She serves as a director of Jubilee Jobs and the Poor Roberts Foundation. Ms. Carr holds a Bachelor of Arts degree from Marquette University.

                         BENEFICIAL OWNERSHIP OF SHARES

     The table on the following page sets forth information as of the Record Date, relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each of the Company's directors; and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted below, the persons named in the table have sole voting and sole investment powers with respect to each of the shares reported as beneficially owned by such person.

                                                     Beneficial               Percent of
                                                    Ownership                    Class
Name and Address                                     of Shares                   Owned
----------------                                     ---------                   -----
Shirley A. Reynolds.................................  345,495  (1)(2)            20.9%
1130 13th Avenue
Huntington, West Virginia 25701

Barbara W. Beymer...................................   81,000  (1)                4.9%
214 North Boulevard West
Huntington, West Virginia 25701

Deborah P. Wright...................................   81,000  (1)3)              4.9%
1517 Diederich Boulevard
Flatwoods, Kentucky 41139

Barbara Davis Blum..................................   20,844  (4)                1.2%

Kimberly J. Levine..................................    2,205  (5)                  *

Shireen L. Dodson...................................      484  (6)                  *

Susan Hager . . . . ................................    1,750  (6)                  *

Jeanne D. Hubbard...................................    4,546  (1)(7)               *

Clarence L. James, Jr...............................      484  (6)                  *

Steve Protulis . . .................................    1,827  (8)                  *

Marshall T. Reynolds................................  225,526  (1)(2)(9)         13.7%

Robert L. Shell, Jr.................................   66,046  (1)(7)(10)(11)     4.0%

Dana B. Stebbins....................................      484  (6)                  *

Susan J. Williams...................................    1,750  (6)                  *

All directors and executive officers as a group
 (11 persons). . . .................................  607,946  (12)              36.4%

* Less than 1%

(1) Based upon Amendment No. 1 to Schedule 13D dated July 21, 1995, Marshall T. Reynolds, Shirley A. Reynolds,

     Robert L.  Shell,  Jr.,  Robert H.  Beymer,  Barbara W.  Beymer,  Thomas W.
     Wright, Deborah P. Wright and Jeanne D. Hubbard acquired 609,114 outstanding shares of the Company. Amendment No. 2 to Schedule 13D dated March 5, 1996 evidences the disposition of a total of 45,000 shares by Marshall T. Reynolds and Robert L. Shell, Jr. An additional 13,881 shares were acquired by Mr. and Mrs. Reynolds, jointly, in a tender offer which was completed on September 15, 1995.

(2) Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 195,495 shares owned jointly. An additional 30,000 shares are held by a dependent child.

(3) Thomas W. Wright and Deborah P. Wright share voting and dispositive power with respect to 21,000 shares owned jointly.

(4) Includes options to purchase 2,268 shares granted to Ms. Blum under the Employee Incentive Stock Option Plan, options to purchase 15,000 shares granted to Ms. Blum under the Nonqualified Stock Option Agreement between the Company and the President and Chief Executive Officer, options to purchase 184 shares granted to Ms. Blum under the Directors Stock Option Plan and 536 shares granted to Ms. Blum under the Bank's Employee Stock Ownership Plan with 401(k) Provisions. See EXECUTIVE COMPENSATION, Employment Agreement, Employee Incentive Stock Option Plan, Directors Stock Option Plan and Employee Stock Ownership Plan with 401(k) Provisions.

(5) Includes options to purchase 1,212 shares granted to Ms. Levine under the Employee Incentive Stock Option Plan, and 393 shares granted to Ms. Levine under the Bank's Employee Stock Ownership Plan with 401(k) Provisions. See EXECUTIVE COMPENSATION, Employee Incentive Stock Option Plan and Employee Stock Ownership Plan with 401(k) Provisions.

(6) Includes options to purchase 184 shares granted to Ms. Dodson, Ms. Hager, Mr. James, Ms. Stebbins, and Ms. Williams under the Directors Stock Option Plan. See EXECUTIVE COMPENSATION, Directors Stock Option Plan.

(7)  Includes options to purchase 46 shares granted to Ms. Hubbard and Mr. Shell
     under  the  Directors  Stock  Option  Plan.  See  EXECUTIVE   COMPENSATION,
     Directors Stock Option Plan.

(8) Includes options to purchase 61 shares granted to Mr. Protulis under the Directors Stock Option Plan. See EXECUTIVE COMPENSATION, Directors Stock Option Plan.

(9) Includes options to purchase 31 shares granted to Mr. Reynolds under the Directors Stock Option Plan. See EXECUTIVE COMPENSATION, Directors Stock Option Plan.

(10) Mr. Shell's shares include 6,000 shares transferred by gift to his wife.

(11) Robert L. Shell, Jr. shares voting and dispositive power with respect to 20,000 shares owned jointly with his wife, Lena Ji Shell.

(12) Includes options to purchase 19,768 shares granted to all directors and executive officers as a group and 929 shares granted under the Bank's ESOP to all executive officers as a group.


                             EXECUTIVE COMPENSATION

     The executive officers of the Company receive cash compensation from the Bank in connection with their positions as executive officers of the Bank. The Company generally does not separately compensate its executive officers.

     The following table shows the cash compensation paid by the Bank and the Company during the fiscal years ended December 31, 1996, 1995 and 1994 to the Chief Executive Officer and the Chief Financial Officer, who are the only executive officers of the Company and the Bank whose cash compensation exceeded $100,000, for services rendered during the year:

                           Summary Compensation Table

                                                                               Long Term
                                                                              Compensation
                                                                              ------------
                                                   Annual Compensation           Awards
                                                   -------------------           ------            All
                                                                Bonus/        Securities           Other
                                       Year       Salary        Other      Underlying Options  Compensation (1)
                                       ----       ------        -----      ------------------  ----------------
Barbara Davis Blum,                    1996       $194,413     $    0       81,694 (2)         $   11,635
 Chairwoman of the Board, President    1995        185,155          0           --                  5,555
 and Chief Executive Officer of the    1994        185,155          0           --                  5,183
 Company and  the Bank

Kimberly J. Levine,                    1996      $ 108,167    $ 5,000        2,749 (3)          $   7,993
 Senior Vice President and             1995         98,500          0           --                  2,960
 Chief Financial Officer               1994         95,167          0           --                  2,830

(1) Represents the Bank's matching contribution of cash and discretionary contribution of Company stock under the 401(k) Plan (now Employee Stock Ownership Plan with 401(k) Provisions) for the accounts of Barbara Davis Blum and Kimberly J. Levine. Ms. Blum received certain perquisites but the cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of her salary.

(2) Represents options to purchase shares granted under the Directors Stock Option Plans, the Employee Incentive Stock Option Plans and the Nonqualified Stock Option Agreement between Ms. Blum and the Company. See Option Grants in Last Fiscal Year table below.

(3) Represents options to purchase shares granted under the Employee Incentive Stock Option Plans. See Option Grants in Last Fiscal Year table below.

                        Option Grants in Last Fiscal Year

                                Individual Grant
                                                    ----------------
                           Number of
                           Securities      % of Total
                           Underlying      Options          Exercise     Market Price
                           Options         Granted in       Price          On Date       Expiration
Name                       Granted         Fiscal Year      Per Share      of Grant       Date
----                       -------         -----------      ---------      --------       ----
Barbara Davis Blum           918 (1)         0.8%             $6.74          $7.93        Jan 2006
                          75,000 (2)        67.0               6.74           7.93        Feb 2006
                           2,268 (3)         2.0               7.93           7.93        Jan 2006
                             792 (4)         0.7               9.13          10.74        Nov 2006
                           2,716 (5)         2.4              10.74          10.74        Nov 2006
                           -----
                          81,694

  Kimberly J. Levine       1,212 (3)         1.1%             $7.93          $7.93        Jan 2006
                           1,537 (5)         1.4              10.74          10.74        Nov 2006
                           -----
                           2,749

(1) Options to purchase 918 shares granted under the Directors Stock Option Plan vest beginning in 1996 at an annual rate of 20% at the end of each year and become fully vested in the event of a Change in Control, as defined in the Directors Plan, or in the event that the director leaves the Board. As of April 14, 1997, options to purchase 184 shares are vested.

(2) Options to purchase 75,000 granted to Ms. Blum under the Nonqualified Stock Option Agreement between Ms. Blum and the Company vest beginning in 1996 at an annual rate of 20% at the end of each year and become fully vested in the event of a Change in Control, as defined in the Agreement, or in the event that the she leaves the Company or the Bank. As of April 14, 1997, options to purchase 15,000 shares are vested.

(3) Options to purchase 2,268 shares granted to Ms. Blum and options to purchase 1,212 shares granted to Ms. Levine under the Employee Incentive Stock Option Plan are fully vested.

(4) Options to purchase 792 shares granted under the 1996 Directors Stock Option Plan vest beginning in 1997 at an annual rate of 33 and 1/3% at the end of each year and become fully vested in the event of a Change in Control, as defined in the Directors Plan. As of April 14, 1997, no options are vested.

(5) Options to purchase 2,716 shares granted to Ms. Blum and options to purchase 1,537 shares granted to Ms. Levine under the 1996 Employee Incentive Stock Option Plan vest beginning in 1997 at an annual rate of 33 and 1/3% at the end of each year and become fully vested in the event of a Change in Control, as defined in the 1996 Employee Plan. As of April 14, 1997, no options are vested.


   Aggregated Option Exercises in Last Fiscal year and Year-End Option Values

                                                                Number of Securities           Value of Unexercised
                                 Shares                         Underlying Unexercised         In-the-Money Options
                              Acquired         Value            Options at Year End                At Year-End
Name                         on Exercise       Realized         Exercisable/Unexercisable   Exercisable/Unexercisable
----                         -----------       --------         -------------------------   -------------------------
Barbara Davis Blum               --              --             Exercisable     -  17,452         $ 84,734
                                                                Unexercisable   -  64,242          309,098

Kimberly J. Levine               --              --             Exercisable     -   1,212         $  4,630
                                                                Unexercisable   -   1,537            1,552


Employment Agreement

     On February 20, 1996, the Company and the Bank entered into an employment agreement with Barbara Davis Blum providing for the employment by the Company and the Bank of Ms. Blum as Chairwoman, President and Chief Executive Officer of the Company and the Bank through February 20, 1998. The agreement shall automatically be extended for an additional two-year period unless, six months prior to the expiration date, the Boards of Directors of the Company and the Bank determine in a duly adopted resolution that the agreement should not be extended and so notify Ms. Blum. Under the terms of the employment agreement, which was amended on March 29, 1996, Ms. Blum is entitled to receive a base salary for 1996 of $194,413, all benefits provided by any plan available by the Bank to its employees, certain executive fringe benefits and annual or other bonuses at the sole discretion of the Company's and the Bank's Boards. As of the date of this proxy, no annual increases or bonuses have been granted to Ms. Blum.

     Ms. Blum also was granted a nonqualified stock option (the "Option") to purchase 75,000 shares of the Company's Common Stock. The Option vests beginning in 1996 at an annual rate of 20% at the end of each year and is exercisable for a period of 10 years from the date of grant at an exercise price equal to $6.74 per share, which is 85% of the fair market value of the Company's Common Stock on the date of grant. The Option shall become fully vested in the event of a "Change in Control" (as defined in the employment agreement) or in the event Ms. Blum's employment should terminate for any reason, and remain exercisable for a period of two years. Ms. Blum was granted certain registration rights in connection with the shares subject to the Option, including "piggyback" rights for registration at the Company's expense, and one "demand" right for registration at the Company's expense, each subject to certain limitations.

     The employment agreement provides that, in the event Ms. Blum shall resign with 60 days notification, she shall be entitled to receive a cash payment equal to the current year's salary then in effect. In addition, the agreement provides that in the event of Ms. Blum's death, disability, termination without just cause or termination without her written consent and for a reason other than just cause in connection with or within 12 months after any Change in Control, or upon the occurrence of certain other events in connection with a Change in Control, she shall be entitled to receive a cash payment equal to two times her base salary (in semi-monthly payments in the event of disability) and the acceleration of the unvested portion of any stock options. In addition, she shall be included to the full extent eligible in all plans providing benefits, including group life insurance, disability insurance and pension programs for executive employees of the Company during the term of the employment agreement and for two years following her disability or termination without just cause or one year following her voluntary termination. The change in control benefits are estimated to have an aggregate value of approximately $744,000 at April 14, 1997. Ms. Blum has agreed not to engage in the banking business elsewhere in the Washington or Baltimore, Maryland metropolitan areas or to solicit the Bank's customers or employees for a period of one year following the voluntary termination of her employment.

Non-Qualified Stock Option Plan

     No options have been granted to date under the Company's Non-Qualified Stock Option Plan (the "Plan"). A total of 90,000 shares of the Company's Common Stock are authorized for issuance under the Plan, in which officers of the Company and the Bank who have been employed for at least one year are eligible to participate. The option exercise price of any options granted under the Plan will equal 100% of the book value of the shares as of the date of grant. Any options granted under the Plan will become exercisable on a cumulative basis at a rate of 25% per year during the period of four years after the grant; provided, however, that the first 25% will not become exercisable until the expiration of six months after the date of grant.

Employee Incentive Stock Option Plan

     On January 23, 1996, the Board of Directors of the Company approved a qualified Employee Incentive Stock Option Plan (the "Employee Plan"). A total of 9,987 shares of the Company's Common Stock are authorized for issuance under the Employee Plan, in which key employees of the Company and the Bank are eligible to participate. On January 23, 1996, all such options were granted at an exercise price of 100% of fair market value at the date of grant, or $7.93. Options granted under the Employee Plan are immediately exercisable and expire not later than ten years following the date of grant.


1996 Employee Incentive Stock Option Plan

     On November 19, 1996, the Board of Directors of the Company approved a qualified 1996 Employee Incentive Stock Option Plan covering key employees (the "1996 Employee Plan"). A total of 14,193 shares of the Company's Common Stock are authorized for issuance under the 1996 Employee Plan, in which key employees of the Company and the Bank are eligible to participate. On November 19, 1996, 12,688 options were granted at an exercise price of 100% of fair market value, or $10.74. On January 21, 1997, 1,000 options were granted at an exercise price of 100% of fair market value, or $11.71. On February 18, 1997, 505 options were granted at an exercise price of 100% of fair market value, or $11.83. Options granted under the 1996 Employee Plan vest beginning in 1997 at an annual rate ranging from 33.33% to 100% at the end of each year and become fully vested in the event of a Change in Control, as defined in the 1996 Employee Plan. Options under the 1996 Employee Plan expire not later than ten years after the date of grant. The 1996 Employee Plan is subject to shareholder approval, which is being considered and acted upon at this Annual Meeting.

Directors Stock Option Plan

     On January 23, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "Directors Plan"). A total of 6,429 shares of the Company's Common Stock are authorized for issuance under the Directors Plan, in which all directors of the Company and the Bank in 1995 are eligible to participate based upon the total months of 1995 Board service. On January 23, 1996, all such options were granted at an exercise price of 85% of fair market value at the date of grant, or $6.74. Options granted under the Directors Plan vest beginning in 1996 at an annual rate of 20% at the end of each year and expire at the earlier of ten years following the date of grant or two years after leaving the Board. However, in the event of death or disability, options expire one year after leaving the Board. The options shall become fully vested in the event of a "Change in Control" (as defined in the Directors Plan) or in the event the director leaves the Board.

1996 Directors Stock Option Plan

     On November 19, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "1996 Directors Plan"). A total of 7,920 shares of the Company's Common Stock are authorized for issuance under the Employee Plan, in which all directors of the Company and the Bank are eligible to participate based upon the total months of 1996 Board service . On November 19, 1996, all such options were granted at an exercise price of 85% of fair market value, or $9.13. Options granted under the 1996 Directors Plan vest beginning in 1997 at an annual rate of 33.33% at the end of each year and expire at the earlier of ten years following the date of grant or immediately upon leaving the Board. However, in the event of death or disability, options expire two years after leaving the Board. The options shall become fully vested in the event of a "Change in Control" (as defined in the 1996 Directors Plan. The 1996 Directors Plan is subject to shareholder approval, which is being considered and acted upon at this Annual Meeting.

Employee Stock Ownership Plan with 401(k) Provisions

     On April 16, 1996, the Company's and the Bank's Boards of Directors adopted an employee stock ownership plan with 401(k) provisions ("ESOP"). The ESOP was amended effective as of January 1, 1997 to modify certain vesting provisions. The ESOP replaced the Bank's former 401(k) Plan. Employees of the Bank who are at least 21 years of age and who have completed one year of service are eligible to participate. The Company has submitted an application to the Internal Revenue Service for a letter of determination as to the tax-qualified status of the ESOP. Although no assurances can be given, the Company expects the ESOP to receive a favorable letter of determination. The ESOP may be amended or terminated at any time by the Bank. The ESOP is to be funded by contributions made by the Bank in cash or shares of the Company's Common Stock. On July 17, 1996, the ESOP borrowed $218,750 in funds from the Company which was an amount sufficient to purchase 25,000 shares of Common Stock. This loan is secured by the shares of Common Stock purchased and earnings thereon. Shares purchased with such loan proceeds will be held in a suspense account for allocation, as the loan is repaid, among participants who are eligible to share in the Bank's contribution for the year. Dividends paid on allocated shares may be paid to participants or used to repay the ESOP loan. Dividends on unallocated shares are expected to be used to repay the ESOP loan.

     Participants may elect to contribute a percentage of their salary, which amount may not be less than 1% nor more than 15% of the participant's annual salary up to $9,500 for 1997. In addition, the Bank may make a discretionary matching contribution equal to one-half of the percentage of the amount of the salary reduction elected by each participant (up to a maximum of 3%), which percentage will be determined each year by the Bank, and an additional discretionary contribution determined each year by the Bank. Contributions by the Bank and shares released from the suspense account will be allocated among participants on the basis of their annual wages subject to federal income tax withholding, plus amounts withheld under certain qualified plans. Each participant is immediately vested in his or her contributions, the Bank's matching contributions and the Bank's initial discretionary contribution made during 1996. Each participant will begin to vest in his or her interest in the Bank's future discretionary contributions to the ESOP after one year of service and will be fully vested upon three years of service. Benefits are payable upon a participant's retirement, death, disability, or separation from service, in a single lump-sum payment or in installments. Distributions at retirement will be in the form of cash or shares of Common Stock or both. In addition, the participant or beneficiary has certain put rights in the event that the Common Stock distributed cannot be readily sold.

     The Trustee of the ESOP will vote all shares of Common Stock held by it as a part of the ESOP assets, provided that a participant or beneficiary will be entitled to direct the Trustee as to the manner in which voting rights are to be exercised, with respect to shares of Common Stock allocated to the participant, in connection with certain corporate transactions as described in the ESOP. The Bank intends to appoint an unrelated corporate Trustee for the ESOP.

     The Company made matching cash contributions to the ESOP of $23,000 in 1996 and an additional discretionary contribution of 4,681 shares of Company stock, at an aggregate fair market value on the date of grant of $55,000.

Severance Agreements

     On April 7, 1994, the Board of Directors of the Bank approved severance arrangements for seven key management officers. These arrangements were incorporated into Severance Agreements, dated as of April 7, 1994. On January 21, 1997, the Board of Directors of the Bank approved an additional severance arrangement for a key management officer (the "Severance Agreements") effective February 10, 1997.

     The Severance Agreements provide that, in the event of a "Change in Control" (as defined in the Severance Agreements), the officers will be entitled to resign from the Bank within the one year period following a Change in Control and receive a lump sum payment equal to one year's full base salary at the rate applicable to the officer in effect at that time. The term Change in Control does not include a transaction approved by a majority of the "Continuing Directors" (as defined in the Severance Agreements) then in office. In addition, an officer will be entitled to receive such severance payment in the event the officer's employment with the Bank is "Terminated" (as defined in the Severance Agreements) within the one year period following a Change in Control, prior to the resignation of the officer. These benefits are estimated to have an aggregate value of approximately $639,000 as of April 14, 1997 based on current salary levels. Any severance payment payable under the Severance Agreements will be reduced to the extent that any such payment constitutes an "Excess Parachute Payment" as such term is defined in the Internal Revenue Code of 1986, as amended. The Severance Agreements are binding on the Bank and its successors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Banking Transactions

     The Bank has had, and it is expected that it will have in the future, banking transactions in the ordinary course of business with the Company's directors, officers and their associates on substantially the same terms, including interest rates, collateral and payment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others. In the opinion of Management these transactions did not in 1996 involve more than a normal risk of collectibility or present other unfavorable features.

     As of April 14, 1997, the aggregate principal amount of indebtedness to the Bank owed by officers and directors of the Company and their associates on that date was approximately $257,000. The highest aggregate principal amount owed during 1996 by all officers and directors of the Company and their associates who were indebted to the

Bank during the year was approximately $1,376,000.

Other Transactions

     The Company has engaged in transactions in the ordinary course of business with some of its directors, officers, principal stockholders and their associates. Management believes that all such transactions are made on the same terms as those prevailing at the time with other persons. During 1994, 1995 and 1996, the Company engaged Hager Sharp, Inc., of which Susan Hager, a director of the Company, is President, to provide public relations services. For the fiscal year ended December 31, 1996, 1995 and 1994, the Company paid Hager Sharp, Inc. $5,000, $15,000 and $32,000, respectively, for such services.


           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     It is proposed that the stockholders ratify the Board of Directors' selection of Arthur Andersen LLP as the Company's independent certified public accountants for 1997. Arthur Andersen LLP has served as the Company's independent certified public accountants since 1996. KPMG Peat Marwick LLP previously served as the Company's and the Bank's principal independent public accountants in 1995 and had served the Company and the Bank in that capacity since their organization. Upon recommendation of the Audit Committee, the Company solicited bids for the audit of the Company's financial statements. On August 27, 1996, KPMG's appointment as principal accountants was terminated and Arthur Andersen LLP was engaged as the principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

     In connection with the audits as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995 and the subsequent interim period through August 27, 1996, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of the Company and the Bank as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so. A representative of KPMG Peat Marwick LLP is not expected to be present at the Annual Meeting.

     The Board of Directors of the Company recommends that stockholders vote FOR the ratification of selection of such firm.


                   APPROVAL OF 1996 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the 1996 Employee Incentive Stock Option Plan (the "1996 Employee Plan"). The purpose of the 1996 Employee Plan is to give officers and executive personnel of the Company and the Bank an opportunity to acquire shares of the Common Stock of the Company in order to provide an incentive for key employees to continue to promote the best interests of the Company and enhance its long-term performance. The 1996 Employee Plan also provides an incentive for key employees to join or remain with the Company. The following summarizes the principal features of the 1996 Employee Plan, which is attached as Exhibit A to the Proxy Statement.

Principal Features of the Plan

     The 1996 Employee Plan is administered by the Board of Directors which may delegate its powers with respect to administration of the plan (except its powers with respect to termination and amendment of the plan) to a Committee appointed by the Board and comprised of not less than two non-employee members of the Board. Within the limits of the 1996 Employee Plan, the Board is authorized to determine the key employees to whom awards hereunder shall be granted ("Optionee"), the time or times at which such awards shall be granted; the form of awards, either incentive stock options ("ISO") and/or stock appreciation rights ("SAR") which may be granted; the amount of the awards which may be granted; and the limitations, restrictions and conditions applicable to any such award. In making such determinations, the Board may take into account the nature of the services rendered by such employees or classes of employees, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant.

     If deemed by the Board to be in the best interest of the Company, any ISO granted under the Plan may include a SAR, either at the time of grant or thereafter while the ISO is outstanding. An SAR shall be exercisable to the extent, and only to the extent, the ISO in which it is included is exercisable and shall be exercisable only for such period as the Board may determine (which period may expire prior to, but not later than, the expiration date of such
ISO). An SAR is exercisable only when the fair market value of a share of Common Stock exceeds the option price specified in such ISO. An SAR shall entitle the Optionee to surrender to the Company unexercised the ISO, or portion thereof, to which it is related, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the option price per share specified in such ISO multiplied by the number of shares of Common Stock subject to the ISO, or portion thereof, which is so surrendered. The Board shall be entitled to elect to settle any part or all of the Company's obligation arising out of the exercise of an SAR by the payment of cash or check equal to the aggregate fair market value on the date on which the SAR is exercised of that part or all of the shares of Common Stock the Company would otherwise be obligated to deliver.

     The individuals eligible to participate in the 1996 Employee Plan are officers and other key employees of the Company (approximately 14 people). A total of 14,193 shares of Common Stock are available for grant under the 1996 Employee Plan. The aggregate fair market value of the shares (determined as of the date of grant of an option) with respect to which any Optionee in the 1996 Employee Plan may first exercise the ISOs in any calendar year (under the 1996
Employee Plan) may not exceed $100,000. In the event of certain changes affecting the shares of Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, the Board shall appropriately adjust the number of shares available for and subject to option grants, as well as the option price. In the event of a dissolution or liquidation of the Company, each ISO and SAR granted shall terminate. In the event of a change in control (as defined in the 1996 Employee Plan), the outstanding and unexercised stock options previously granted shall become fully vested and exercisable. The Board, without further action on the part of the stockholders of the Company, may alter, amend or suspend the 1996 Employee Plan, or any ISO or SAR granted thereunder or may at any time terminate the Plan, except that it may not, without the approval of the stockholders of the Company (except as outlined above): (i) materially increase the total number of shares of Common Stock available for grant under the 1996 Employee Plan; (ii) materially modify the class of eligible employees under the 1996 Employee Plan; or (iii) effect a change relating to ISOs granted thereunder which is inconsistent with Section 422 of the Internal Revenue Code or regulation issued thereunder. No action taken by the Board, either with or without the approval of the stockholders of the Company, may materially and adversely affect any outstanding ISO or SAR without the consent of the holder thereof.

Description of the Options

     ISOs entitle the Optionee to purchase shares of Common Stock of the Company at a prescribed price. ISOs granted vest over a period of one to three years, as determined by the Board, and expire at the earlier of ten years following the date of grant, the date specified in the option agreement or the employee's termination by other than death or disability. If employment is terminated as a result of disability or death, the ISOs or SARs expire a year after the termination of employment, if not sooner by their terms. In the sole discretion of the Board, options granted to an employee whose employment is terminated for any reason other than death or disability may be permitted to exercise ISOs or SARs during a period of up to three months following his or her termination. The exercise price of an ISO may not be less than the fair market value of a share of Common Stock on the date of grant (or 110% of the fair market value for an Optionee who is a ten percent or more shareholder). All ISOs available for grant under the 1996 Employee Plan were granted during 1996 and 1997 at prices ranging from $10.74 to $11.83 per share. No SARs were granted.

     No option may be exercisable more than 10 years after the date of grant. The Board shall determine the terms and conditions and exercise periods of all options. If any option granted under the 1996 Employee Plan terminates or expires unexercised, the shares released thereby may be the subject of additional grants under the 1996 Employee Plan, but in no event shall the number of shares subject to outstanding options exceed the total shares reserved. The exercise of ISOs shall cancel that number, if any, of SARs included in such ISO, which is equal to the excess of (i) the number of shares of Common Stock subject to SARs included in such ISO, over (ii) the number of shares of Common Stock which remain subject to such ISO after such exercise. Options granted under the 1996 Employee Plan may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no ISO or SAR shall be subject to execution attachment or similar process. On April 15, 1997, the closing bid and asked prices for the common stock, as reported by the NASDAQ stock market were both $11.50.

Federal Income Tax Implications

     The Company believes that, under present law, the following federal income tax consequences generally arise with respect to awards granted under the 1996 Employee Plan. The grant of an ISO or SAR will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an SAR, the participant generally must recognize ordinary income equal to the cash or the fair market value of the stock received. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant's disposition of shares acquired upon the exercise of an ISO or SAR generally will result in a short-term or long-term capital gain or loss (except in the event that shares issued pursuant to the exercise of an ISO are disposed of within two years after the date of grant of the ISO or within one year after the transfer of the shares to the participant) measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by the exercise of an ISO and held for the applicable ISO holding period). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon the exercise of an ISO are disposed of before the applicable ISO holding period has been satisfied. With respect to awards granted under the 1996 Employee Plan that may be settled in cash, the participant generally must recognize compensation income equal to the cash. The Company will be entitled to a deduction of the same amount. In addition, under
Section 162(m) of the Internal Revenue Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company.

     The foregoing discussion, which is general in nature, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1996 Employee Plan. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local or foreign tax laws. Participants in the 1996 Employee Plan should consult a tax advisor as to the tax consequences of participation.

     The Board of Directors of the Company recommends that stockholders vote FOR the approval of the 1996 Employee Incentive Stock Option Plan.


                  APPROVAL OF 1996 DIRECTORS STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the 1996 Directors Stock Option Plan (the "1996 Directors Plan"). The purpose of the 1996 Directors Plan is to give directors of the Company and the Bank an opportunity to acquire shares of the Common Stock of the Company in order to provide an incentive for such directors to continue to promote the best interests of the Company and enhance its long-term performance. The 1996 Directors Plan also provides an incentive for directors to join or remain with the Company. The following summarizes the principal features of the 1996 Directors Plan, which is attached as Exhibit B to the Proxy Statement.

Principal Features of the Plan

     The 1996 Directors Plan is administered by the Board of Directors. Under the terms of the 1996 Directors Plan, nonqualified stock options shall be allocated to each director who holds such position on the date of the grant based upon the total months of 1996 board service performed by each director prior to the date of the 1996 Directors Plan.

     The individuals eligible to participate in the 1996 Directors Plan are the directors of the Company and the Bank (approximately 10 people). A total of 7,920 shares of Common Stock are available for grant under the 1996 Directors Plan. In the event of certain changes affecting the shares of Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, the Board shall appropriately adjust the number of shares available for and subject to option grants, as well as the option price. In the event of a change in control (as defined in the 1996 Directors Plan), the outstanding and unexercised stock options previously granted shall become fully vested and exercisable. The Board, without further action on the part of the stockholders of the Company, may alter, amend or suspend the 1996 Directors Plan, or any stock option granted hereunder or may at any time terminate the Plan, except that it may not, without the approval of the stockholders of the Company (except as outlined above) materially increase the total number of shares of Common Stock available for grant under the 1996 Directors Plan.

Description of the Options

     Awards under the 1996 Directors Plan shall be granted in the form of nonqualified stock options and entitle the optionee to purchase shares of Common Stock of the Company at a prescribed price and subject to certain such terms and conditions as the Board of Directors may determine. All options granted expire at the earlier of their specified expiration dates, which can not be more than ten years following the date of grant, or on the termination of directorship. However, if a director's service terminates because of death or disability, the options expire at the first to occur of the specified expiration date or the second anniversary of such termination of service. The exercise price of the option may not be less than eighty-five percent (85%) of the fair market value of a share of Common Stock subject to such option on the date of grant. All options available for grant under the 1996 Directors Plan were granted during 1996 at a price of 85% of fair market value on the date of grant, or $9.13 per share.

     If any option granted under the 1996 Directors Plan terminates or expires unexercised the shares released thereby may be the subject of additional grants under the Directors Plan, but in no event shall the number of shares subject to outstanding options exceed the total shares reserved. Options granted under the 1996 Directors Plan may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no option shall be subject to execution attachment or similar process. On April 15, 1997, the closing bid and asked prices for the Common Stock, as reported by the NASDAQ Stock Market, were both $11.50.

Federal Income Tax Implications

     The Company believes that, under present law, the following federal income tax consequences generally arise with respect to awards granted under the 1996 Directors Plan. The grant of a nonstatutory option will create no tax consequences for the participant or the Company. Upon exercising an option, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock received on the date of exercise. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant's disposition of shares acquired upon the exercise of an option generally will result in a short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option.

     The foregoing discussion, which is general in nature, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1996 Directors Plan. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local or foreign tax laws. Participants in the 1996 Directors Plan should consult a tax advisor as to the tax consequences of participation.

     The Board of Directors of the Company recommends that stockholders vote FOR the approval of the 1996 Directors Stock Option Plan.

     Officers and directors of the Company have already been granted options under these Plans. In order for these options to be effective, these Plans must be approved by the stockholders. As recipients of options already granted to date, officers and directors have an interest in the approval of these Plans.

     The following table summarizes stock options granted during 1996 and 1997 under both the 1996 Employee Incentive Stock Option Plan and the 1996 Directors Stock Option Plan.

                                New Plan Benefits

                                                              1996             1996
                                                          Employee         Directors         Total Options
Name                         Position                         Plan             Plan              Awarded (1)
----                         --------                         ----             ----              -----------
Barbara Davis Blum             Chairwoman,
                                President and Chief
                                Executive Officer               2,716            792               3,508

Kimberly J. Levine             Senior Vice President and
                                 Chief Financial Officer        1,537            --                1,537

Shireen L. Dodson              Director                           --             792                 792

Susan Hager                    Director                           --             792                 792

Jeanne D. Hubbard              Director                           --             792                 792

Clarence L. James, Jr.         Director                           --             792                 792

Steve Protulis                 Director                           --             792                 792


                                                          1996             1996
                                                      Employee         Directors         Total Options
Name                         Position                     Plan             Plan              Awarded (1)
----                         --------                     ----             ----              -----------
Marshall T. Reynolds           Director                       --             792                 792

Robert L. Shell, Jr.           Director                       --             792                 792

Dana B. Stebbins               Director                       --             792                 792

Susan J. Williams              Director                       --             792                 792

All current executive officers
  as a group (2)                                            5,253            792               6,045

All current directors who
  are not executive
  officers as a group                                         --           7,128               7,128

All current employees,
 including all officers,
 who are not executive
 officers, as a group                                       8,940           --                 8,940

(1) Each option entitles the holder to purchase one share of common stock, subject to the restrictions of the plan.

(2)  Includes executive officers of the Bank.

     All options available for grant under both Plans have been granted.


                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters that may come before the meeting. If any other business properly comes before the meeting, the persons designated as proxies will vote upon such matters in their discretion.

                              STOCKHOLDER PROPOSALS

     A stockholder who intends to present a proposal at the Company's next Annual Meeting of Stockholders must submit the written text of the proposal to the Company no later than December 31, 1997 in order for the proposal to be considered for inclusion in the proxy statement for that meeting.


                                  ANNUAL REPORT

     The Annual Report to Stockholders of the Company including financial statements for the year ended December 31, 1996, is included herein. Copies of the Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB are available without charge, upon written request to Ms. Kimberly J. Levine, Senior Vice President and Chief Financial Officer, Abigail Adams National Bancorp, Inc., 1627 K Street, N.W., Washington, D.C. 20006.

                       By Order of the Board of Directors




                                        /s/ Joyce R. Hertz
                                        ------------------
                                        Joyce R. Hertz
                                        Secretary



April 30, 1997





STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REMINDED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                      PROXY


         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABIGAIL ADAMS NATIONAL BANCORP, INC.
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 17. 1997


     The undersigned hereby appoints Joyce R. Hertz and Alexander Beltran, or either of them, as attorneys and proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote as designated below, upon the proposals set forth below, all of the shares of Common Stock, par value $0.01 per share, of Abigail Adams National Bancorp, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. 20006, on June 17, 1997 at 3:00 p.m. local time, and at any adjournments thereof, and to vote, in their discretion, upon all other matters that may properly be brought before the meeting.


1.   Election of Directors

     | | FOR all nominees listed below (except as marked to the contrary below).


     |  |  WITHHOLD AUTHORITY to vote for all nominees listed below.


     Nominees: Barbara Davis Blum, Shireen Dodson, Susan Hager, Jeanne D. Hubbard, Clarence L. James, Jr., Steve Protulis, Marshall T. Reynolds, Robert L. Shell, Jr., Dana Stebbins and Susan J. Williams

INSTRUCTIONS: To withhold authority to vote for an individual nominee, write that nominee's name on the line provided below.


                 ----------------------------------------------

2. Ratification of the selection of the firm of Arthur Andersen LLP as independent certified public accountants for the Company for 1997



       |   | FOR            |   |  AGAINST           |   |  ABSTAIN

                                     (Over)

3.   Approval of the 1996 Employees Incentive Stock Option Plan



       |   | FOR           |   |   AGAINST           |    |  ABSTAIN

4.   Approval of the 1996 Directors Stock Option Plan



       |   | FOR           |   |   AGAINST           |    |  ABSTAIN


     The Board of Directors recommends a vote FOR proposals 1 through 4 above. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1 through 4 above. If any other business is presented at the Annual Meeting, the Proxy will be voted in accordance with the judgment of the proxies.
                                             Please sign your name EXACTLY as it
                                             appears hereon.  If shares are held
                                             jointly, each holder should sign. A
                                             corporation  is  requested  to sign
                                             its name by its  President or other
                                             authorized officer, with the office
                                             held   designated.   A  partnership
                                             should sign in the partnership name
                                             by a partner. Executors,  trustees,
                                             administrators,    guardians    and
                                             attorneys  are  requested  indicate
                                             the  capacity  in  which  they  are
                                             signing.  Attorneys  should  submit
                                             powers of attorney.

                                             Dated______________________, 1997


                                            -----------------------------------


                                            -----------------------------------
                                                  (Signature of Stockholder)

                                             PLEASE MARK,  SIGN, DATE AND RETURN
                                             THIS PROXY PROMPTLY IN THE ENCLOSED
                                             POSTAGE PAID ENVELOPE.